UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 17, 2003


                                    IMP INC.
             (Exact name of registrant as specified in its charter)



        Delaware                        0-15858                 94-2722142
---------------------------           -----------          ---------------------
State or other jurisdiction           Commission               IRS Employer
Of incorporation                      File Number          Identification Number



2830 North First Street, San Jose, CA                              95134
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:   (408) 432-9100
                                                     --------------

ITEM 5. OTHER EVENTS

On July 17, 2003, IMP, Inc. (NasdaqSC: IMPX) (the "Company") was notified by Nasdaq Stock Market that it is no longer in compliance with certain listing requirements and that its stock would be delisted at the opening of business on July 28, 2003 unless the Company requests a hearing before the Nasdaq Listing Qualifications Panel. The Company has requested a hearing to appeal Nasdaq's decisions. The decision by Nasdaq to delist the Company's stock is described in more detail in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)     Financial Statements of Business Acquired: Not Applicable

    (b)     Pro Forma Financial Information: Not Applicable

    (c) EXHIBITS: The following Exhibit is attached hereto and incorporated herein by reference:


Exhibit Number         Description of Exhibit
--------------------------------------------------------------------------------
     99.1              Press Release dated July 23, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 23, 2003

                                    IMP, INC.



                                     By  /s/ Subbarao Pinamaneni
                                         -----------------------
                                         Subbarao Pinamaneni, CEO